SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 14, 1998
                            -------------------------

                             Date of report (Date of
                            earliest event reported)



                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



    Maryland                     0-23911                      52-2081138
--------------------    --------------------------    ------------------------
 (State or other          Commission File Number          (I.R.S. Employer
 jurisdiction of                                        Identification Number)
 incorporation)




                    1776 SW Madison Street, Portland, OR97205
           ----------------------------------------------------------

               (Address of principal executive offices)(Zip Code)




                                 (503) 223-5600
               Registrant's telephone number, including area code



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                                 Not Applicable
             ------------------------------------------------------
                (Former name or former address, if changed since
                                  last report)











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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Between October 14 and October 16, 1998, Wilshire Real Estate Investment Trust Inc. ("WREIT" or the "Company") sold certain real estate related assets at their carrying value to various unrelated third parties for $525.2 million. The sales price was determined through arms length negotiations between the various purchasers and the Company. The cash proceeds from the sale were used to repay principal and interest on the existing bonds payable and repurchase agreements for which these securities served as collateral totaling $518.6 million.

         The assets sold consisted of 45 classes of subordinate mortgage-backed securities representing interests in 39 securitizations by 11 different issuers which had a carrying value at the date of sale of $152.9 million and a $372.3 million pool of one-to-four family fully amortizing mortgage loans secured by first liens.

         The market for mortgage-backed securities and, in particular, subordinate credit related tranches of these securities has experienced dramatically widening spreads throughout the last ten weeks. Liquidity problems affecting certain Wall Street firms, hedge funds and other financial instruments investors have exacerbated this market phenomenon through forced liquidations of their assets. This has led to an increased need for liquidity at WREIT both to meet collateral calls and as a preemptive measure to protect against future MBS spread distortions that the Company expects may be experienced by the markets in general.

         As a result, the Company, through these asset sales, has reduced debt and increased current liquidity, enabling it to meet collateral calls. The Company recognized an impairment loss of approximately $28.6 million during the quarter ended September 30, 1998. In addition, the Company may recognize impairment losses on unsold assets and assets sold which are not required to be covered under Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro forma financial information related to the assets sold listed under
Item 2 is attached hereto, and incorporated herein by reference, as Exhibit 99.

(c)     Exhibits

        The following exhibits are filed as part of this report:

        99       Pro forma financial information



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WILSHIRE REAL ESTATE
                                                  INVESTMENT TRUST INC.



Date:  November 5, 1998                         By:  /S/ Chris Tassos
                                                ---------------------------
                                                Chris Tassos
                                                Executive Vice President and
                                                Chief Financial Officer






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                        INDEX TO EXHIBITS FILED HEREWITH



 EXHIBIT     DESCRIPTION                                                  PAGE
 -------     ----------------------------------------------------         ----

99           PRO FORMA FINANCIAL INFORMATION B NARRATIVE FORMAT             5






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